UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 30, 2014

LGI HOMES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On January 30, 2014, certain subsidiaries (the “Borrowers”) of LGI Homes, Inc. (the “Company”) executed a Second Amended and Restated Loan Agreement with Texas Capital Bank, National Association (the “Credit Agreement”), which amends and restates the Amended and Restated Loan Agreement dated as of June 24, 2013 by and between Texas Capital Bank, National Association (the “Lender”) and certain of the Borrowers, as amended.

The Credit Agreement provides for a $50.0 million senior secured revolving credit facility, guaranteed by the Company. The new revolving credit facility matures on June 30, 2016. As of December 31, 2013, $34.1 million was outstanding under the previous revolving credit facility, with approximately $0.9 million available for additional borrowings. Borrowings under the new revolving credit facility are limited to the borrowing base, which is determined based on the loan value of the pool of collateral in which the Lender has a security interest. The Company may add vacant lots, houses, land, and acquisition and development projects to its pool of collateral through June 30, 2015. Pre-sold houses may remain in the borrowing base for up to nine months while model homes, speculative homes and vacant lots may remain in the borrowing base for up to one year.

The Credit Agreement includes financial covenants that will be tested on a quarterly basis. The Credit Agreement requires the Borrowers to maintain a net worth of not less than $35.0 million and the Company, as guarantor, to maintain a tangible net worth of not less than $125.0 million. The Credit Agreement also requires the Borrowers to maintain a leverage ratio of not more than 1:25 to 1.0 and the Company, as guarantor, to maintain a leverage ratio of not more than 1.0 to 1.0. The Borrowers are required under the Credit Agreement to maintain liquidity in excess of $10.0 million and unrestricted cash of not less than $5.0 million. The Credit Agreement requires that the Borrowers shall not suffer net losses in more than two consecutive calendar quarters.

In addition, the Credit Agreement contains various covenants that, among other restrictions, limit the Borrowers’ ability to create, issue, incur or assume indebtedness and make distributions to the members and shareholders of the Borrowers.

The Credit Agreement contains various events of default including: any material deviation in construction of houses or acquisition or development project from the plans and specifications described in the Credit Agreement, subject to cure periods; the appearance or use of defective workmanship or materials in constructing any house or acquisition and development project, subject to cure periods; the cessation of construction of any house or acquisition or development project for a continuous period of more than 15 days, subject to certain exceptions; any prohibition, enjoinment or delay for a continuous period of more than 30 days of the construction or sale of any house or lot under the Credit Agreement; the recording of any liens against or the attachment or condemnation of collateral in which the Lender has a security interest; and other customary events of default.

If any default occurs under the Credit Agreement, the Borrowers may be unable to borrow funds under the Credit Agreement. In addition, upon the occurrence of any event of default, Lender may, at its sole option, declare all sums owing to Lender under the Credit Agreement immediately due and payable.

The description set forth above is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.03.    Entry into a Material Definitive Agreement.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1
Second Amended and Restated Loan Agreement, dated January 17, 2014, by and between Texas Capital Bank, National Association and (i) LGI Homes Group, LLC, (ii) LGI Homes-Presidential Glen, LLC, (iii) LGI Homes-Quail Run, LLC, (iv) LGI Homes-FW, LLC, (v) LGI Homes-San Tan Heights, LLC, (vi) LGI Homes-Texas, LLC, (vii) LGI Homes-Decker Oaks, LLC, (viii) LGI Homes AZ Construction, LLC, (ix) LGI Homes-Woodland Creek, LLC, (x) LGI Homes-Lakes of Magnolia, LLC, (xi) LGI Homes-Saltgrass, LLC, (xii) LGI Homes – Stewarts Forest, LLC, (xiii) LGI Homes – Glennwilde, LLC, (xiv) LGI Homes-E San Antonio, LLC, (xv) LGI Homes-Windmill Farms, LLC, (xvi) LGI Homes-Arizona, LLC, (xvii) LGI Homes – Florida, LLC, (xviii) LGI Homes – Georgia, LLC, (xix) LGI Homes-Maple Leaf, LLC, (xx) LGI Homes Avondale, LLC, (xxi) LGI Homes-Shale Creek, LLC, (xxii) LGI Homes-Sterling Lakes Partners, LLC, (xxiii) LGI Crowley Land Partners, LLC, (xxiv) LGI Homes-Maple Park, LLC, (xxv) LGI Homes – Sunrise Meadow, LLC, (xxvi) LGI Homes Corporate, LLC, (xxvii) LGI Homes Services, LLC, (xxviii) LGI Homes AZ Sales, LLC, (xxix) LGI Homes – New Mexico, LLC, (xxx) LGI Homes NM Construction, LLC, (xxxi) LGI JV Holdings, LLC, (xxxii) LGI Homes – Luckey Ranch, LLC, (xxxiii) LGI JV Holdings II, LLC, (xxxiv) LGI Homes –West Meadows, LLC, (xxxv) LGI JV Holdings III, LLC, (xxxvi) LGI Homes – Sonterra, LLC, (xxxvii) LGI JV Holdings IV, LLC, (xxxviii) LGI Homes – Blue Hills, LLC, (xxxix) LGI Homes – Krenson Woods, LLC, (xl) LGI Homes – Northpointe, LLC, (xli) LGI Homes – Oak Hollow Phase 6, LLC, (xlii) Luckey Ranch Partners, LLC, and (xliii) LGI Fund III Holdings, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2014
LGI HOMES, INC.

	By:	/s/ Eric T. Lipar
Eric T. Lipar
Chief Executive Officer and Chairman of the Board

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1
Second Amended and Restated Loan Agreement, dated January 17, 2014, by and between Texas Capital Bank, National Association and (i) LGI Homes Group, LLC, (ii) LGI Homes-Presidential Glen, LLC, (iii) LGI Homes-Quail Run, LLC, (iv) LGI Homes-FW, LLC, (v) LGI Homes-San Tan Heights, LLC, (vi) LGI Homes-Texas, LLC, (vii) LGI Homes-Decker Oaks, LLC, (viii) LGI Homes AZ Construction, LLC, (ix) LGI Homes-Woodland Creek, LLC, (x) LGI Homes-Lakes of Magnolia, LLC, (xi) LGI Homes-Saltgrass, LLC, (xii) LGI Homes – Stewarts Forest, LLC, (xiii) LGI Homes – Glennwilde, LLC, (xiv) LGI Homes-E San Antonio, LLC, (xv) LGI Homes-Windmill Farms, LLC, (xvi) LGI Homes-Arizona, LLC, (xvii) LGI Homes – Florida, LLC, (xviii) LGI Homes – Georgia, LLC, (xix) LGI Homes-Maple Leaf, LLC, (xx) LGI Homes Avondale, LLC, (xxi) LGI Homes-Shale Creek, LLC, (xxii) LGI Homes-Sterling Lakes Partners, LLC, (xxiii) LGI Crowley Land Partners, LLC, (xxiv) LGI Homes-Maple Park, LLC, (xxv) LGI Homes – Sunrise Meadow, LLC, (xxvi) LGI Homes Corporate, LLC, (xxvii) LGI Homes Services, LLC, (xxviii) LGI Homes AZ Sales, LLC, (xxix) LGI Homes – New Mexico, LLC, (xxx) LGI Homes NM Construction, LLC, (xxxi) LGI JV Holdings, LLC, (xxxii) LGI Homes – Luckey Ranch, LLC, (xxxiii) LGI JV Holdings II, LLC, (xxxiv) LGI Homes –West Meadows, LLC, (xxxv) LGI JV Holdings III, LLC, (xxxvi) LGI Homes – Sonterra, LLC, (xxxvii) LGI JV Holdings IV, LLC, (xxxviii) LGI Homes – Blue Hills, LLC, (xxxix) LGI Homes – Krenson Woods, LLC, (xl) LGI Homes – Northpointe, LLC, (xli) LGI Homes – Oak Hollow Phase 6, LLC, (xlii) Luckey Ranch Partners, LLC, and (xliii) LGI Fund III Holdings, LLC.